Income Taxes (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets:
NOL carryforward	$ 46,326,407	$ 60,357,220
R&E credit carryforward	2,559,479	2,559,479
Share-based compensation	345,088	448,534
Inventory reserve	45,338	269,708
Depreciation	71,756	117,629
Accruals and other	247,093	333,126
Total deferred tax assets	49,595,161	64,085,696
Valuation allowance	(49,251,408)	(63,520,548)
Deferred tax liabilities:
Intangible assets	(343,753)	(565,148)
Net deferred tax liability	$ 0	$ 0